UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/08/2012

Newell Rubbermaid Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-9608

Delaware	36-3514169
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Three Glenlake Parkway
Atlanta, Georgia 30328
(Address of principal executive offices, including zip code)

770-418-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On February 8, 2012, Mark D. Ketchum provided Newell Rubbermaid Inc. (the "Company") with notice that he will retire from the Company's Board of Directors immediately following the Company's Annual Meeting of Stockholders on May 8, 2012. Mr. Ketchum's intention to retire from the Board of Directors in spring 2012 was previously disclosed in connection with his retirement as the Company's President and Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newell Rubbermaid Inc.

Date: February 09, 2012	By:	/s/ John K. Stipancich
John K. Stipancich
Senior Vice President, General Counsel & Corporate Secretary